INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Check the appropriate box:

                     [ X ] Preliminary information statement
                     [   ] Confidential, for Use of the Commission Only
                     [   ] Definitive information statement



                             AIR TEST TECHNOLOGY, INC.
                  (NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):

                      [X] No fee required.
                      [ ] Fee computed on table below per Exchange Act Rules
                          14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:
     Not Applicable.
(2)  Aggregate number of securities to which transaction applies:
     Not Applicable.
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable.
(4)  Proposed maximum aggregate value of transaction:   Not Applicable.
(5)  Total fee paid:   Not Applicable.

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid: Not Applicable.
(2)  Form, Schedule or Registration Statement No.  : Not Applicable.
(3)  Filing Party: Not Applicable.
(4)  Date Filed: Not Applicable.

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                            AIR TEST TECHNOLOGY, INC.
                           4190 Bonita Road, Unit 105
                           San Diego, California 91902
                                 (619) 267 0450


February___, 2003


Dear Stockholder:


     Please be inform that the board of directors has decided to adopt a name that was not limited to describing the current developmental product of the company, the carbon monoxide detector which works in combination with the garage door opener, wherein dangerous gases are cleared with the opening of the door. As you are aware, our device is not yet commercially available and there is no assurance that it will ever be commercially available.

     We are providing to you the following Information Statement to notify you that our Board of Directors and the holders of a majority of our outstanding common stock, have delivered a written consent to change the corporate name to Virtual Frontier, Inc.

     This action will become effective approximately twenty (20) days from the date hereof.

     The Information Statement is being provided to you for information purposes only as it relates to a Certificate of Amendment of Articles of Incorporation. Your vote is not required to approve the action. This Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting. You are not being asked to send a proxy and you are requested not to send one.

Very truly yours,

/s/ DOUGLAS HENDERSON
______________________
Douglas Henderson,
President and Director

                              INFORMATION STATEMENT
                                       OF
                            AIR TEST TECHNOLOGY, INC.

                       NOTICE TO STOCKHOLDERS PURSUANT TO
              SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

Generally

     This Information Statement is being furnished to the holders of common stock, par value $.0001 per share (the "Company Common Stock"), of Air Test Technology, Inc., a Delaware corporation (the "Company") to inform you that the Board of Directors of the Company and the holders of a majority of the outstanding Company Common Stock have authorized, by written consent dated as of February 24, 2003 authorized a change of the corporate name Virtual Frontier, Inc.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT
STOCKHOLDERS

     The following table sets forth information about the beneficial ownership of the Company's Common Stock, as exists on February 24, 2003 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock; (ii) each of the Company's named Executive Officers and Directors; and (iii) all Directors and Executive Officers as a group:
                                                                    CURRENT
TITLE OF                                     NO. OF     NATURE OF   PERCENTAGE
CLASS           NAME & ADDRESS               SHARES     OWNERSHIP   OWNED
_______         _____________________     __________   __________   __________

Common          J. Michael Page           4,000,500    Direct        47.6
                4190 Bonita Rd. 105
                San Diego, CA

Common          Andrew Coldicutt          4,000,500    Direct        47.6
                      4190 Bonita Rd. 105
                San Diego, CA

                All Officers and
                Directors as a
                Group (2 Individuals)      8,000,000    Direct       95.2


________________________________________________________________________________

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

                        REQUESTED NOT TO SEND US A PROXY
________________________________________________________________________________


AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE NAME OF COMPANY.


     Pursuant to the written consent of the holders of a majority of the outstanding common stock in lieu of a meeting and the Board of Directors, the name of the Company is changed from "Air Test Technology, Inc." to "Virtual Frontier, Inc." The name change will become effective upon the proper filing of a Certificate of Amendment to Articles of Incorporation with the Secretary of State of the State of Delaware.

     A copy of the proposed Certificate of Amendment of Articles of Incorporation is being supplied with this Information Statement.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 AND ALL SUBSEQUENTLY FILED REPORTS MAY BE OBTAINED BY A SHAREHOLDER BY WRITTEN REQUEST FROM THE COMPANY, 4190 BONITA ROAD, # 105, BONITA, CALIFORNIA

                       By Order of the Board of Directors


                       /s/ DOUGLAS HENDERSON
                       ------------------------------------------
                       Douglas Henderson, President and Director




CERTIFCATE OF AMENDMENT - EXHIBIT ATTACHED

              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                            (After Issuance of Stock)

                                    Filed by:

                           AIR TEST TECHNOLOGY, INC.
                ________________________________________________
                               Name of Corporation


         We the undersigned    DOUGLAS HENDERSON, PRESIDENT
                            ____________________________________________________
                              President or Vice President


  ANDREW T. W. COLDICUTT, SECRETARY   of   AIR TEST TECHNOLOGY, INC.
_____________________________________    ____________________________
 Secretary or Assistant Secretary           Name of Corporation


do hereby certify:

     That the Board of Directors of said corporation at a meeting duly convened, held on the 2OTH of FEBRUARY, 2003, adopted a resolution to amend the original articles as follows:

     RESOLVED: That the Certificate of Incorporation be amended as it relates to Article First, to read, in full, as follows:

         FIRST:   The Name of the corporation is

                       Virtual Frontier, Inc.

     The number of shares of the corporation outstanding and entitled to vote on an amendment to the Certificate of Incorporation is 8,400,000; that the said change(s) and amendment have been consented to and approved by a majority vote/written consent of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

     I declare under penalty of perjury that the foregoing is true and correct.

Executed this ___nd day of February, 2003 at San Diego, California.



                                                   Douglas Henderson
                                                   President



                                                   Andrew T. W. Coldicutt
                                                   Secretary